Derivative financial instruments	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative financial instruments
Derivative financial instruments
We have entered into interest rate derivatives to hedge the current and future interest rate payments on our variable rate debt. These derivative financial instruments can include interest rate swaps, caps, floors, options and forward contracts.
As of December 31, 2018, we had interest rate caps and swaps outstanding, with underlying variable benchmark interest rates ranging from one to six-month U.S. dollar LIBOR.
Some of our agreements with derivative counterparties require a two-way cash collateralization of derivative fair values. As of December 31, 2018 and 2017, we had cash collateral of $5.5 million and $3.7 million, respectively, from various counterparties and the obligation to return such collateral was recorded in accounts payable, accrued expenses and other liabilities. We had not advanced any cash collateral to counterparties as of December 31, 2018 or 2017.
The counterparties to our interest rate derivatives are primarily major international financial institutions. We continually monitor our positions and the credit ratings of the counterparties involved and limit the amount of credit exposure to any one party. We could be exposed to potential losses due to the credit risk of non-performance by these counterparties. We have not experienced any material losses to date.
Our derivative assets are recorded in other assets and our derivative liabilities are recorded in accounts payable, accrued expenses and other liabilities in our Consolidated Balance Sheets. The following tables present notional amounts and fair values of derivatives outstanding as of December 31, 2018 and 2017:

	As of December 31,
	2018		2017
	Notional amount (a)	Fair value	Notional amount (a)	Fair value
Derivative assets not designated as accounting hedges:
Interest rate caps	$2,523,500	$32,547	$2,721,000	$25,021
Derivative assets designated as accounting cash flow hedges:
Interest rate swaps	$1,900,957	$36,558	$1,830,785	$23,875
Total derivative assets		$69,105		$48,896

(a)	The notional amount is reported as nil for caps and swaps where the effective date has not yet commenced.

	As of December 31,
	2018		2017
	Notional amount (a)	Fair value	Notional amount (a)	Fair value
Derivative liabilities designated as accounting cash flow hedges:
Interest rate swaps	$1,375,000	$29,321	$—	$—
Total derivative liabilities		$29,321		$—

(a)	The notional amount is reported as nil for swaps where the effective date has not yet commenced.
We recorded the following in other comprehensive income related to derivative financial instruments for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018	2017	2016
Gain (Loss)
Effective portion of change in fair market value of derivatives designated as accounting cash flow hedges:
Interest rate swaps	$(16,639)	$17,049	$6,846
Income tax effect	2,080	(2,131)	(856)
Net changes in cash flow hedges, net of tax	$(14,559)	$14,918	$5,990
We expect to reclassify approximately $11 million from AOCI as a reduction to interest expense in our Consolidated Income Statements over the next 12 months. The following table presents the effect of derivatives recorded as reductions to or (increases) in interest expense in our Consolidated Income Statements for the years ended December 31, 2018, 2017 and 2016.

	Year Ended December 31,
	2018	2017	2016
Gain (Loss)
Derivatives not designated as accounting hedges:
Interest rate caps	$5,158	$(14,178)	$(1,628)
Reclassification to Consolidated Income Statements:
Reclassification of amounts previously recorded in AOCI	6,874	—	—
Effect from derivatives on interest expense	$12,032	$(14,178)	$(1,628)